UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 29, 2005

HILTON HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	I-3427	36-2058176
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9336 Civic Center Drive, Beverly Hills, CA		90210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (310) 278-4321

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             REGULATION FD DISCLOSURE

On December 29, 2005, Hilton Hotels Corporation (the “Corporation”) announced that it entered into a Sale and Purchase Agreement providing for the purchase of the hotel assets owned by Hilton Group plc. The parties to the Sale and Purchase Agreement are the Corporation, Hilton Group plc, Ladbroke Group International Limited, Ladbroke Group Limited and Town & County Factors Limited. Copies of the Corporation’s press release and investor information materials are furnished hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(c)                    Exhibits

Exhibit 99.1                                      Press release of Hilton Hotels Corporation, dated December 29, 2005.

Exhibit 99.2                                    Investor information materials of Hilton Hotels Corporation, dated December 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 2005

HILTON HOTELS CORPORATION

By:	/s/ Madeleine A. Kleiner
Madeleine A. Kleiner
Executive Vice President and General Counsel